                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05898

                        Morgan Stanley Prime Income Trust
               (Exact name of registrant as specified in charter)

    1221 Avenue of the Americas, New York, New York               10020
         (Address of principal executive offices)               (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2005

Date of reporting period: September 30, 2005

Item 1 - Report to Shareholders

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY PRIME INCOME TRUST PERFORMED DURING THE ANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE TRUST'S FINANCIAL STATEMENTS AND A LIST OF TRUST INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE TRUST BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the year ended September 30, 2005

MARKET CONDITIONS

During the 12-month period, the overall economic climate provided a favorable backdrop for the senior loan asset class. Although oil prices rose steeply -- particularly in the weeks following the Gulf Coast hurricanes -- core inflation (which excludes food and energy) was largely contained. Throughout the reporting period, consumer spending remained a dominant driver of economic growth. While varying by company and sector, corporate earnings were generally strong and reflected improving balance sheets.

Continuing with the course that it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through "measured" 25 basis point increments, the Fed brought the target rate to 3.75 percent as of the close of the reporting period. The yields of short and intermediate-term bonds rose in response to the Fed's actions. Because they typically adjust in tandem with changes to short-term interest rates, the yields of senior loans also increased, highlighting a defining feature of the asset class. Meanwhile, despite the Fed's steady course, the yields of long-term bonds declined.

Overall, lower rated and non rated bonds outperformed higher quality issues. As interest rates remained at historic lows, investors pursued the enhanced income opportunities of higher yielding bonds. Moreover, favorable corporate profitability trends, declining defaults and positive economic data encouraged increased participation in the higher yielding segments of the bond market, a trend which boosted senior loans.

Corporations moved to issue debt at lower prevailing interest rates, fuelling a strong supply of senior loans during the period. Reflecting the growing interest in the defensive characteristics and yield opportunities offered by senior loans, this new issuance was met with ready demand in both the primary and secondary markets.

PERFORMANCE ANALYSIS

For the 12-month period ended September 30, 2005, Morgan Stanley Prime Income Trust returned 5.74 percent, assuming no deduction of applicable sales charges. The Trust's net asset value (NAV) increased from $9.02 to $9.12 per share during this period. Comparatively, for the same 12-month period, the Lipper Loan Participation Funds Average returned 5.90 percent.*

The adjustable rate characteristics of senior loans, fundamental improvements of underlying issuers and favorable demand trends combined to provide broad support for the asset class during the period. Against this backdrop, the Trust was well served by remaining nearly fully invested throughout the period, with only a small weighting in cash. Leveraging the depth, breadth and experience of our proprietary analytical team, we were able to thoroughly explore the market and identify a well-diversified pool of investment opportunities. Every analyst on the team has managed through one economic downturn, and many have managed through more; we believe that this perspective positively impacted the Trust's performance during the period. Also, a dedicated secondary market team enabled the Trust to take advantage of the growing secondary activity in the senior loan market to build value in existing positions as well as help minimize losses.

Additionally, the Trust benefited from our strategy of capturing gains by aggressively trading out of lower coupon issues. As such positions appreciated, we sold them into the growing demand of the secondary market. We invested the proceeds of these sales into higher coupon issues where our research uncovered compelling merits, such as companies with valuable assets (to serve as collateral for the loan), steady free cash flow and favorable demand trends for products and services.

The value of our research was further evidenced by the Trust's extremely low exposure to defaulted issues. As of the end of the reporting period, defaulted issues represented only 0.19 percent of the Trust, versus 1.34 percent for the market as a whole.

While the Trust's return was supported by broad strength across the portfolio, the energy, chemical, and healthcare sectors were particularly robust contributors to upside performance. Conversely, the Trust's performance was hampered by some key issues that were re-priced by issuers seeking to take advantage of declining yields in the market. While these loans did not represent credit problems, their downward pricing movements did have an impact on the Trust's aggregate performance.

* THE LIPPER LOAN PARTICIPATION FUNDS AVERAGE TRACKS THE PERFORMANCE OF ALL FUNDS IN THE LIPPER LOAN PARTICIPATION CLOSED-END FUNDS CLASSIFICATION. THE AVERAGE, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE TRUST IN THE FUTURE.

PORTFOLIO COMPOSITION

Senior Loans/Notes                          95.7%
Common Stocks                                2.2
Short-Term                                   2.1

DATA AS OF SEPTEMBER 30, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR PORTFOLIO COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

UNDER NORMAL MARKET CONDITIONS, THE TRUST WILL INVEST AT LEAST 80 PERCENT OF ITS TOTAL ASSETS IN SENIOR LOANS. THE TRUST CURRENTLY INTENDS TO LIMIT ITS INVESTMENTS IN SENIOR NOTES TO NO MORE THAN 20 PERCENT OF ITS TOTAL ASSETS. THE REMAINDER OF THE TRUST'S ASSETS MAY BE INVESTED IN CASH OR IN HIGH QUALITY DEBT SECURITIES WITH REMAINING MATURITIES OF ONE YEAR OR LESS, ALTHOUGH IT IS ANTICIPATED THAT THE DEBT SECURITIES IN WHICH THE TRUST INVESTS WILL HAVE REMAINING MATURITIES OF 60 DAYS OR LESS. SUCH SECURITIES MAY INCLUDE COMMERCIAL PAPER RATED AT LEAST IN THE TOP TWO RATING CATEGORIES OF EITHER STANDARD & POOR'S CORPORATION ("S&P") OR MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"), OR UNRATED COMMERCIAL PAPER CONSIDERED BY THE INVESTMENT ADVISER TO BE OF SIMILAR QUALITY, CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES AND SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. SUCH SECURITIES MAY PAY INTEREST AT RATES WHICH ARE PERIODICALLY REDETERMINED OR MAY PAY INTEREST AT FIXED RATES. HIGH QUALITY DEBT SECURITIES AND CASH MAY COMPRISE UP TO 100 PERCENT OF THE TRUST'S TOTAL ASSETS DURING TEMPORARY DEFENSIVE PERIODS WHEN, IN THE OPINION OF THE INVESTMENT ADVISER, SUITABLE SENIOR LOANS ARE NOT AVAILABLE FOR INVESTMENT BY THE TRUST OR PREVAILING MARKET OR ECONOMIC CONDITIONS WARRANT.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE TRUST'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE (800) 869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE TRUST VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE TRUST ATTEMPTS TO ELIMINATE DUPLICATE MAILINGS TO THE SAME ADDRESS. THE TRUST DELIVERS A SINGLE COPY OF CERTAIN SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS. YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Trust's performance was lower than its performance peer group average for the five-year period but better for the one- and three-year periods. The Board concluded that the Trust's overall performance was satisfactory.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and total expense ratio of the Trust. The Board noted that: (i) the Trust's management fee rate was higher than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers, with investment strategies comparable to those of the Trust, as shown in the Lipper Report for the Trust; and (ii) the Trust's total expense ratio was also higher than the average total expense ratio of the funds included in the Trust's expense peer group. The Board considered the high quality of services provided by the Adviser during the one- and three-year periods and concluded that the management fee and total expense ratio were not excessive.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Trust's management fee and noted that the fee, as a percentage of the Trust's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Trust's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Trust and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Trust and the Fund Complex, such as "float" benefits derived from handling of checks for purchases and sales of Trust shares through a broker-dealer affiliate of the Adviser. The Board considered the float benefits and concluded that they were relatively small.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

MORGAN STANLEY PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2005

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS (a) (93.7%)
                ADVERTISING/MARKETING SERVICES (0.1%)
$       1,000   DoubleClick Inc. - First Lien                            7.79%      07/13/12     $    1,021,250
                                                                                                 --------------
                AEROSPACE & DEFENSE (3.2%)
        1,990   Alion Science & Technology                        6.27 - 6.45       08/02/09          1,994,950
        5,313   AM General, LLC                                   8.10 - 8.37       11/01/11          5,556,144
        1,114   Apptis (DE), Inc.                                 7.07 - 9.00       01/05/10          1,117,642
        3,940   ARINC, Inc                                        6.02 - 6.20       03/10/11          3,994,175
        1,980   Ceradyne, Inc.                                           6.00       08/18/11          2,009,700
        3,990   DynCorp International, LLC                        6.69 - 6.81       02/11/11          4,039,037
        1,995   ILC Industries, Inc.                                     6.52       02/24/12          2,028,037
        2,850   K&F Acquisition, Inc.                             6.15 - 6.35       11/18/12          2,871,375
          995   SI International, Inc.                            5.78 - 6.53       02/10/11          1,009,925
        2,993   Spirit Aerosystems, Inc.                                 5.96       12/31/11          2,986,635
        5,404   Transdigm, Inc.                                          5.80       07/22/10          5,491,771
          998   Wyle Laboratories, Inc.                           6.46 - 6.47       01/28/11          1,012,463
                                                                                                 --------------
                                                                                                     34,111,854
                                                                                                 --------------
                AUTO PARTS: OEM (1.0%)
        3,125   Accuride Corp.                                    6.13 - 6.25       01/31/12          3,158,134
        5,229   Federal-Mogul Corp. (Revolver) (f)                       5.43       02/24/04          4,891,474
        2,045   Polypore, Inc.                                           6.10       11/12/11          2,052,647
                                                                                                 --------------
                                                                                                     10,102,255
                                                                                                 --------------
                AUTOMOTIVE AFTERMARKET (1.4%)
        7,463   Metokote Corp.                                    6.68 - 6.94       11/27/11          7,532,493
        4,177   Safelite Glass Corp.                              8.52 - 9.02       09/30/07          4,146,067
        3,617   United Components, Inc.                                  6.26       06/30/10          3,684,479
                                                                                                 --------------
                                                                                                     15,363,039
                                                                                                 --------------
                BEVERAGES: ALCOHOLIC (0.2%)
        2,348   Constellation Brands, Inc.                        5.69 - 6.00       11/30/11          2,384,286
                                                                                                 --------------
                BROADCAST/MEDIA (1.4%)
        2,973   NEP Supershooters, L.P.                           7.52 - 8.02       02/03/11          3,015,853
        2,985   Spanish Broadcasting System, Inc.                        6.03       06/10/12          3,031,626
        2,000   Spanish Broadcasting System, Inc.                        7.51       06/10/13          2,030,620
        6,468   Susquehanna Media Co.                             5.75 - 5.85       03/31/12          6,516,006
                                                                                                 --------------
                                                                                                     14,594,105
                                                                                                 --------------
                BUILDING PRODUCTS (0.4%)
        4,275   Interline Brands, Inc.                            5.45 - 6.27       12/31/10          4,312,305
                                                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
                CABLE/SATELLITE TV (8.3%)
$       1,970   Cebridge Connections, Inc.                        6.78 - 9.00%      02/23/09     $    1,982,313
        4,000   Century Cable Holdings, LLC                              8.75       06/30/09          3,977,840
       25,000   Century Cable Holdings, LLC                              8.75       12/31/09         24,856,250
       14,981   Charter Communications Operating, LLC                    6.68       04/27/10         14,988,266
       10,839   Charter Communications Operating, LLC                    6.93       04/27/11         10,903,267
        3,667   DIRECTV Holdings, LLC                             5.29 - 5.39       04/13/13          3,712,867
        5,000   Hilton Head Communications LP (Revolver)                 6.75       09/30/07          4,891,250
        1,965   Insight Midwest Holdings, LLC                            6.06       12/31/09          1,996,931
        1,990   MCC Iowa (Mediacom)                               5.85 - 6.03       02/01/14          2,020,626
        8,000   Olympus Cable Holdings, LLC                              8.00       06/30/10          7,936,400
       11,000   Olympus Cable Holdings, LLC                              8.75       09/30/10         10,943,020
                                                                                                 --------------
                                                                                                     88,209,030
                                                                                                 --------------
                CASINO/GAMING (5.7%)
        5,013   Alliance Gaming Corp.                                    6.77       09/04/09          5,016,711
          500   BLB Worldwide Holdings, Inc.                      5.87 - 6.08       08/23/11            508,125
        3,990   CCM Merger Corp.                                  5.84 - 5.96       07/19/12          4,034,888
        1,586   Global Cash Access, LLC                                  6.09       03/10/10          1,611,262
        1,985   Marina District Financial Co.                            5.59       10/20/11          2,002,786
        2,143   MGM Mirage                                               5.01       04/25/10          2,154,021
        4,550   MGM Mirage (Revolver)                             5.01 - 5.35       04/25/10          4,500,724
           25   Opbiz, LLC (Planet Hollywood) (c) (d)                    7.50       08/31/10             25,086
       10,179   Opbiz, LLC (Planet Hollywood)                            6.50       08/31/10         10,235,063
        3,917   Resorts International Holdings, LLC                      6.53       04/26/12          3,950,620
        4,000   Seminole Tribe of Florida                                5.81       09/30/11          4,065,000
       14,000   Venetian Casino Resort, LLC                       5.24 - 5.77       06/15/11         14,138,880
        8,000   Wynn Las Vegas, LLC                                      5.99       12/14/11          8,099,040
          654   Yonkers Racing Corp.                                     7.31       08/12/11            662,011
                                                                                                 --------------
                                                                                                     61,004,217
                                                                                                 --------------
                CELLULAR TELEPHONE (0.3%)
        2,000   AAT Communications Corp.                                 5.61       07/27/12          2,028,760
        1,000   AAT Communications Corp.                                 6.61       07/29/13          1,017,810
                                                                                                 --------------
                                                                                                      3,046,570
                                                                                                 --------------
                CHEMICALS: MAJOR DIVERSIFIED (1.9%)
        8,997   BCP Crystal Holdings, Ltd.                               6.31       04/06/11          9,135,955
       10,719   Invista B.V. (fka Kosa B.V.) (Netherlands)               6.31       04/29/11         10,903,913
                                                                                                 --------------
                                                                                                     20,039,868
                                                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
                CHEMICALS: SPECIALTY (6.0%)
$       5,000   Brenntag AG (Germany)                                    6.81%      02/27/12     $    5,070,800
        1,970   Hercules, Inc.                                    5.31 - 5.77       10/08/10          1,993,148
       27,491   Huntsman International, LLC                              5.52       08/18/12         27,750,741
        7,880   ISP Chemco, Inc.                                  5.56 - 5.81       03/27/11          7,978,500
        5,120   Kraton Polymers, LLC                              6.19 - 6.63       12/23/10          5,206,792
        5,994   Nalco Company                                     5.66 - 5.96       11/04/10          6,093,402
        1,493   PQ Corp.                                                 6.06       02/11/12          1,512,082
        7,960   Rockwood Specialties Group, Inc.                         5.93       07/30/12          8,096,832
                                                                                                 --------------
                                                                                                     63,702,297
                                                                                                 --------------
                COMPUTER COMMUNICATIONS (0.2%)
        1,900   Vertafore, Inc.                                   6.26 - 6.58       12/23/10          1,921,764
                                                                                                 --------------
                COMPUTER SOFTWARE & SERVICES (1.0%)
        1,000   SSA Global Technologies, Inc.                            5.97       09/22/11          1,006,250
        9,975   SunGard Data Systems Inc.                                6.28       02/11/13         10,100,785
                                                                                                 --------------
                                                                                                     11,107,035
                                                                                                 --------------
                CONSTRUCTION MATERIALS (0.5%)
          289   Builders Firstsource, Inc.                               6.19       08/11/11            291,295
        2,698   Contech Construction Products, Inc.               5.86 - 8.00       12/04/10          2,743,970
        1,980   Nortek, Inc.                                      5.91 - 8.00       08/27/11          2,007,482
                                                                                                 --------------
                                                                                                      5,042,747
                                                                                                 --------------
                CONSUMER CYCLICALS (0.1%)
          998   Brand Services, Inc.                              6.70 - 7.32       01/15/12          1,014,337
                                                                                                 --------------
                CONSUMER SUNDRIES (3.4%)
          995   American Safety Razor Co.                                6.61       02/28/12          1,012,413
        2,469   Amscan Holdings, Inc.                                    6.33       04/30/12          2,484,180
        2,985   Burt's Bees, Inc.                                 6.13 - 6.41       03/29/11          3,024,163
        5,626   CEI Holdings, Inc.                                6.62 - 8.25       12/03/10          5,513,317
          424   Church & Dwight Co., Inc.                                5.60       05/30/11            428,808
        3,474   Del Laboratories, Inc.                            6.17 - 6.83       07/27/11          3,475,904
        1,900   Visant Holding Corp.                              5.94 - 6.19       10/04/11          1,932,072
        1,985   Marietta Intermediate Holding Corp.               6.81 - 7.02       12/17/10          2,003,619
        3,897   MD Beauty, Inc.                                          7.00       02/18/12          3,916,259
        2,000   Natural Products Group LLC                               7.09       08/16/11          2,007,500
        3,116   Prestige Brands, Inc.                             5.18 - 6.31       04/06/11          3,157,561
        3,483   Rayovac Corp.                                     5.55 - 6.09       02/06/12          3,526,763
        3,909   World Kitchen, Inc.                               7.31 - 7.38       03/31/08          3,867,884
                                                                                                 --------------
                                                                                                     36,350,443
                                                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
                CONSUMER/BUSINESS SERVICES (0.8%)
$       1,094   Alderwoods Group, Inc.                            5.48 - 6.06%      09/29/09     $    1,109,990
        6,878   Buhrmann US, Inc.                                 6.21 - 6.39       12/31/10          7,011,232
                                                                                                 --------------
                                                                                                      8,121,222
                                                                                                 --------------
                CONTAINERS/PACKAGING (4.2%)
          998   Berry Plastics Corp.                                     6.11       12/02/11          1,012,582
        1,975   Consolidated Container Holdings, LLC              7.31 - 7.50       12/15/08          2,000,912
        4,963   Graham Packaging Co.                              6.06 - 6.56       10/07/11          5,034,605
        2,000   Graham Packaging Co.                                     8.25       04/07/12          2,043,340
       11,845   Graphic Packaging International Corp.             5.91 - 6.42       06/30/10         12,038,711
        6,820   Impress Metal Packaging Holdings B.V.
                 (Netherlands)                                           6.91       12/31/06          6,854,044
          988   Kranson Industries, Inc.                                 6.78       07/30/11          1,002,313
        4,196   Nexpak Corp. (b)                                 9.69 - 11.69       03/31/07          3,417,633
        1,015   Nexpak Corp. (Revolver) (b)                       9.69 - 9.84       03/31/07          1,015,000
        1,947   Owens Illinois General, Inc.                             5.50       04/01/07          1,970,060
        1,135   Owens Illinois General, Inc.                             5.57       04/01/08          1,148,825
        1,767   Owens Illinois General, Inc. (France)                    5.62       04/01/08          1,783,921
        1,362   Smurfit-Stone Container Enterprises, Inc.         5.56 - 5.88       11/01/11          1,377,348
        1,940   Solo Cup Co.                                      5.86 - 6.02       02/27/11          1,948,012
        1,980   U.S. Can Corp.                                    7.65 - 7.75       01/10/10          1,989,799
                                                                                                 --------------
                                                                                                     44,637,105
                                                                                                 --------------
                DIVERSIFIED MANUFACTURING (0.2%)
          499   Euramax International, Inc.                              6.63       06/29/12            502,845
        1,337   Euramax International, Inc.                             10.55       06/29/13          1,343,526
          663   Euramax International, Inc. (Europe)                    10.55       06/29/13            666,474
                                                                                                 --------------
                                                                                                      2,512,845
                                                                                                 --------------
                EDUCATION (0.5%)
        1,990   Educate Operating Co.                                    6.03       03/31/12          1,991,234
        2,779   Knowledge Learning Corp.                                 6.35       01/07/12          2,794,700
                                                                                                 --------------
                                                                                                      4,785,934
                                                                                                 --------------
                ELECTRIC UTILITIES (0.2%)
        2,000   Primary Energy Holdings LLC                              6.52       08/24/09          2,028,120
                                                                                                 --------------
                ENGINEERING & CONSTRUCTION (0.3%)
        3,283   United Rentals, Inc.                                     6.09       02/14/11          3,315,773
                                                                                                 --------------
                ENTERTAINMENT & LEISURE (2.2%)
        2,500   24 Hour Fitness, Inc.                                    6.78       06/08/12          2,542,200
        1,990   Alliance Atlantis Communications, Inc. (Canada)          5.59       12/20/11          2,014,875
        2,494   Fender Musical Instruments Corp.                         5.85       03/30/12          2,531,156

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
$       3,000   HIT Entertainment PLC (United Kingdom)                   5.95%      03/20/12     $    3,039,360
        3,000   Mets Limited Partnership                                 5.69       07/25/10          3,033,750
        2,978   Universal City Development Partners, Ltd.         5.60 - 6.03       06/09/11          3,019,691
        4,971   WMG Acquisition Corp.                             5.52 - 5.86       02/28/11          5,033,829
        1,886   Yankees Holdings, L.P.                            6.13 - 6.22       06/25/07          1,904,571
                                                                                                 --------------
                                                                                                     23,119,432
                                                                                                 --------------
                ENVIRONMENTAL SERVICES (2.3%)
        7,081   Allied Waste North America, Inc.                  5.52 - 6.09       01/15/12          7,142,089
        7,335   Duratek, Inc.                                     6.75 - 7.19       12/19/09          7,381,155
        5,666   Environmental Systems Products Holdings, Inc.     7.34 - 7.52       12/12/08          5,774,007
        1,194   Safety-Kleen Holdco, Inc.                       10.73 - 10.84       09/15/08          1,211,910
          499   Wastequip, Inc.                                          6.52       07/15/11            506,231
          250   Wastequip, Inc.                                         10.02       07/15/12            253,750
        1,980   Waste Services, Inc.                              7.87 - 8.53       03/31/11          2,015,775
                                                                                                 --------------
                                                                                                     24,284,917
                                                                                                 --------------
                FINANCIAL PUBLISHING/SERVICES (0.7%)
        6,931   Merrill Communications, LLC                              6.34       07/30/09          7,024,469
          961   Verifone Intermediate Holdings, Inc.                     5.68       06/30/11            968,915
                                                                                                 --------------
                                                                                                      7,993,384
                                                                                                 --------------
                FINANCIAL SERVICES (0.9%)
        4,413   Fidelity National Information Solutions, Inc.            5.48       03/09/13          4,433,768
        4,938   Transfirst Holdings, Inc.                                7.06       03/31/10          4,980,704
                                                                                                 --------------
                                                                                                      9,414,472
                                                                                                 --------------
                FOOD DISTRIBUTORS (0.4%)
        3,760   Acosta Sales Co., Inc.                            5.39 - 5.77       08/10/10          3,819,934
                                                                                                 --------------
                FOOD RETAIL (0.6%)
        6,184   Michelinas, Inc.                                         6.88       04/02/11          6,234,079
                                                                                                 --------------
                FOOD: MAJOR DIVERSIFIED (0.7%)
        4,913   Dole Food Co.                                     5.19 - 7.25       04/18/12          4,971,914
        2,738   Michael Foods, Inc.                               5.09 - 6.07       11/21/10          2,786,174
                                                                                                 --------------
                                                                                                      7,758,088
                                                                                                 --------------
                FOODS & BEVERAGES (4.3%)
        7,372   Birds Eye Foods, Inc.                                    6.59       06/30/08          7,465,818
          748   Del Monte Corp.                                          5.18       02/08/12            759,347
        1,980   Doane Pet Care, Inc.                              7.38 - 7.43       11/05/09          1,991,543
        7,980   DS Waters Enterprises, L.P.                              8.34       11/07/09          7,782,396
          995   National Dairy Holding, L.P.                             5.84       03/15/12          1,004,333
        2,000   PBM Products Inc.                                        6.85       07/26/11          2,020,000

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
$       2,583   Pierre Foods, Inc.                                6.37 - 6.56%      06/30/10     $    2,622,839
       16,164   Pinnacle Foods Holding Corp.                      6.37 - 7.28       11/25/10         16,385,897
        2,000   Reddy Ice Group Inc.                                     5.48       08/09/12          2,021,240
        1,995   Sturm Foods, Inc.                                        6.81       05/26/11          2,009,963
        1,000   Sturm Foods, Inc.                                       10.69       05/26/12          1,015,000
        1,235   Sunny Delight Beverage Co.                        8.08 - 8.36       08/20/10          1,247,647
                                                                                                 --------------
                                                                                                     46,326,023
                                                                                                 --------------
                FOREST PRODUCTS (0.3%)
          995   White Birch Paper Co. (Canada)                    6.66 - 7.10       04/08/12          1,021,119
        1,995   Xerium Technologies, Inc.                                6.02       05/18/12          2,024,307
                                                                                                 --------------
                                                                                                      3,045,426
                                                                                                 --------------
                HEALTHCARE (1.5%)
        4,526   Concentra Operating Corp.                         6.02 - 8.25       06/30/09          4,565,876
          980   Genoa Healthcare Group LLC                        7.11 - 9.00       08/10/12            996,542
        1,333   Multiplan, Inc.                                          6.53       03/04/09          1,353,747
        3,970   Pacificare Health Systems, Inc.                   5.13 - 5.38       12/13/10          3,985,721
        2,378   Sterigenics International, Inc.                          6.87       06/14/11          2,415,572
        2,746   VWR International, Inc.                                  6.14       04/07/11          2,789,771
                                                                                                 --------------
                                                                                                     16,107,229
                                                                                                 --------------
                HOME FURNISHINGS (0.8%)
        1,995   Hunter Fan Co.                                    5.91 - 6.18       03/24/12          1,990,013
          499   National Bedding Co.                              5.77 - 6.01       08/31/11            504,984
        2,500   National Bedding Co.                              8.81 - 8.94       08/31/12          2,525,000
        3,744   Tempur-Pedic, Inc.                                       5.74       06/30/09          3,788,301
                                                                                                 --------------
                                                                                                      8,808,298
                                                                                                 --------------
                HOSPITAL/NURSING MANAGEMENT (1.0%)
        1,980   CHS/Community Health Systems, Inc.                       5.61       08/19/11          2,009,086
        1,000   Lifecare Holding, Inc.                                   6.09       08/11/12            991,560
        7,419   Lifepoint Hospitals, Inc.                                5.44       04/15/12          7,504,141
                                                                                                 --------------
                                                                                                     10,504,787
                                                                                                 --------------
                HOTELS/RESORTS/CRUISELINES (0.3%)
        3,495   Interstate Operating Company, L.P.                       8.38       01/14/08          3,539,151
                                                                                                 --------------
                INDUSTRIAL MACHINERY (1.2%)
        1,984   Formica Corp.                                            8.82       06/10/10          1,992,848
          566   Formica Corp. (Canada)                            8.82 - 8.84       06/10/10            569,387
        1,373   Formica Corp. (Spain)                             8.82 - 8.84       06/10/10          1,379,775
          702   Formica Corp. (United Kingdom)                    8.82 - 8.84       06/10/10            705,623

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
$       1,985   Goodman Global Holdings, Inc.                            5.88%      12/23/11     $    2,016,006
        3,764   Mueller Group, Inc.                               6.51 - 8.25       04/23/11          3,796,765
        2,446   Sensus Metering Systems, Inc.                     6.23 - 6.54       12/17/10          2,474,707
          382   Sensus Metering Systems, Inc. (Luxembourg)        6.23 - 6.54       12/17/10            386,054
                                                                                                 --------------
                                                                                                     13,321,165
                                                                                                 --------------
                INDUSTRIAL SPECIALTIES (0.2%)
        2,416   Unifrax Corp.                                            6.13       05/19/10          2,454,793
                                                                                                 --------------
                LIFE/HEALTH INSURANCE (1.1%)
        2,963   Alliant Resources Group, Inc.                     7.34 - 9.25       08/31/11          2,992,125
        2,867   CCC Information Services                                 6.59       08/20/10          2,909,690
        5,633   Conseco, Inc.                                            5.77       06/22/10          5,704,611
                                                                                                 --------------
                                                                                                     11,606,426
                                                                                                 --------------
                MEDICAL SPECIALTIES (0.9%)
        1,678   Colgate Medical, Ltd. (United Kingdom)            6.01 - 6.03       12/30/08          1,695,193
        1,523   CONMED Corp.                                             6.07       12/15/09          1,546,945
        6,000   Cooper Companies, Inc.                            5.44 - 5.50       01/06/12          6,049,980
                                                                                                 --------------
                                                                                                      9,292,118
                                                                                                 --------------
                MEDICAL/NURSING SERVICES (1.1%)
        4,138   Ameripath, Inc.                                          7.09       03/27/10          4,174,234
        5,970   Select Medical Corp.                              5.57 - 7.50       02/24/12          5,994,477
        1,867   Select Medical Corp. (Revolver)                   5.90 - 6.18       02/24/11          1,857,333
                                                                                                 --------------
                                                                                                     12,026,044
                                                                                                 --------------
                MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
          851   Central Parking Corp.                                    6.02       03/31/10            861,348
        2,793   Outsourcing Solutions Inc.                               8.34       09/30/10          2,813,444
                                                                                                 --------------
                                                                                                      3,674,792
                                                                                                 --------------
                MOVIES/ENTERTAINMENT (2.5%)
        4,038   Metro-Goldwyn Mayer Studios, Inc.                        6.27       04/08/11          4,080,825
       12,000   Metro-Goldwyn Mayer Studios, Inc.                        6.27       04/08/12         12,157,440
          262   Metro-Goldwyn Mayer Studios, Inc. (Revolver)             6.34       04/08/10            253,365
        9,551   Regal Cinemas Corp.                                      6.02       11/10/10          9,661,174
                                                                                                 --------------
                                                                                                     26,152,804
                                                                                                 --------------
                OFFICE EQUIPMENT/SUPPLIES (0.2%)
        2,000   Acco Brands Corp.                                 5.54 - 5.64       08/17/12          2,029,500
                                                                                                 --------------
                OIL & GAS PIPELINES (1.9%)
        9,199   El Paso Corp.                                            6.81       11/23/09          9,318,131
        2,800   Kerr Mcgee Corp.                                         6.11       05/18/07          2,811,760

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
$       6,982   Kerr Mcgee Corp.                                         6.31%      05/18/11     $    7,025,722
          997   Semcrude, L.P. - U.S.                             6.12 - 7.75       03/16/11          1,010,585
                                                                                                 --------------
                                                                                                     20,166,198
                                                                                                 --------------
                OIL REFINING/MARKETING (0.1%)
        1,204   Lyondell-Citgo Refining LP                               5.51       05/21/07          1,222,315
                                                                                                 --------------
                OTHER METALS/MINERALS (0.6%)
        1,553   Foundation PA Coal Co.                            5.66 - 5.84       07/30/11          1,581,770
        2,756   Novelis, Inc.                                            5.46       01/07/12          2,791,216
        1,587   Novelis, Inc. (Canada)                                   5.46       01/07/12          1,607,064
                                                                                                 --------------
                                                                                                      5,980,050
                                                                                                 --------------
                PHARMACEUTICALS: MAJOR (0.1%)
        1,000   Mylan Laboratories, Inc.                                 5.40       06/30/10          1,014,580
                                                                                                 --------------
                PHARMACEUTICALS: OTHER (0.8%)
        8,578   MCC Merger Sub Corp.                              8.99 - 9.10       09/30/08          8,680,115
                                                                                                 --------------
                PRINTING/PUBLISHING (1.1%)
          994   Ascend Media Holdings, LLC                        6.26 - 6.62       01/31/12            996,850
        1,995   Canon Communications, LLC                                7.77       05/31/11          1,995,000
        3,805   Day International Group, Inc.                     7.35 - 7.53       09/16/09          3,857,248
        2,000   Endurance Business Media, Inc.                           6.52       03/08/12          2,020,000
        2,948   Liberty Group Operating, Inc.                     6.00 - 6.13       02/28/12          2,979,611
                                                                                                 --------------
                                                                                                     11,848,709
                                                                                                 --------------
                PUBLISHING: BOOKS/MAGAZINES (3.8%)
        7,983   American Media Operations, Inc.                          6.25       04/01/07          8,092,549
        4,963   Cygnus Business Media, Inc.                       8.25 - 9.75       07/13/09          4,937,688
        7,750   F&W Publications, Inc.                           6.03 - 10.02       08/05/12          7,890,220
        1,788   Hanley Wood, LLC                                  5.94 - 6.33       08/01/12          1,798,128
        3,811   Network Communications, Inc.                      6.14 - 8.50       06/30/11          3,830,518
          665   Network Communications, Inc.                      6.43 - 8.25       12/31/11            667,589
        3,825   Primedia, Inc.                                           8.00       09/30/13          3,866,924
          580   R.H. Donnelley, Inc.                              5.51 - 5.78       12/31/09            584,973
        7,807   R.H. Donnelley, Inc.                              5.27 - 5.78       06/30/11          7,875,969
          912   Source Media, Inc.                                       6.27       11/08/11            925,441
                                                                                                 --------------
                                                                                                     40,469,999
                                                                                                 --------------
                PUBLISHING: NEWSPAPERS (0.4%)
        4,729   CanWest Media, Inc. (Canada)                             6.02       08/15/09          4,753,131
                                                                                                 --------------
                REAL ESTATE - INDUSTRIAL/OFFICE (0.7%)
        2,500   BioMed Realty Trust, Inc.                                5.94       05/30/10          2,503,125
          962   Corrections Corp. of America                      5.41 - 5.62       03/31/08            978,076

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
$       2,215   General Growth Properties, LP                            5.45%      11/12/07     $    2,228,434
        1,983   Newkirk Master LP                                        5.69       08/11/08          2,016,033
                                                                                                 --------------
                                                                                                      7,725,668
                                                                                                 --------------
                REAL ESTATE DEVELOPMENT (0.5%)
        5,000   Landsource Communities Development, LLC                  6.25       03/31/10          5,045,300
                                                                                                 --------------
                RECREATIONAL PRODUCTS (0.7%)
        2,000   Mega Bloks, Inc. (Canada)                         5.56 - 5.63       07/26/12          2,027,500
        3,571   Pure Fishing, Inc.                                6.57 - 7.01       09/30/10          3,604,675
        1,777   True Temper Sports, Inc.                          6.53 - 8.75       03/15/11          1,794,586
                                                                                                 --------------
                                                                                                      7,426,761
                                                                                                 --------------
                RESTAURANTS (1.0%)
        2,993   Arby's                                            6.09 - 6.27       07/25/12          3,019,311
        2,993   Burger King Corp.                                        5.50       06/30/12          3,041,936
        1,930   Carrols Corp.                                            6.56       12/31/10          1,961,014
        1,489   Denny's, Inc.                                     6.69 - 7.34       09/30/09          1,513,414
          993   Landry's Restaurants, Inc.                        5.78 - 5.95       12/28/10          1,005,214
                                                                                                 --------------
                                                                                                     10,540,889
                                                                                                 --------------
                RETAIL - SPECIALTY (2.4%)
        2,412   Alimentation Couche-Tard, Inc. (Canada)                  5.56       12/17/10          2,442,398
        3,444   Central Garden & Pet Co.                          5.52 - 5.59       05/15/09          3,493,271
        1,841   NBTY, Inc.                                               5.88       03/15/07          1,858,395
        3,111   Nebraska Book Co.                                 6.52 - 6.70       03/04/11          3,141,632
        9,161   Pantry, Inc. (The)                                       6.10       03/12/11          9,301,122
        5,000   TravelCenters of America, Inc.                    5.45 - 5.62       12/01/11          5,060,150
                                                                                                 --------------
                                                                                                     25,296,968
                                                                                                 --------------
                SEMICONDUCTORS (1.7%)
        2,990   Amkor Technology, Inc.                                   8.33       10/27/10          3,075,963
        7,940   On Semiconductor Corp.                                   7.06       12/15/11          8,054,177
        6,948   Viasystems, Inc.                                 8.27 - 10.00       09/30/09          7,043,028
                                                                                                 --------------
                                                                                                     18,173,168
                                                                                                 --------------
                SERVICES TO THE HEALTH INDUSTRY (1.3%)
        3,768   CDI Acquisition Sub, Inc.                                7.53       12/31/10          3,711,875
        3,157   FHC Health Systems, Inc.                         9.87 - 11.87       12/18/09          3,229,571
        2,000   FHC Health Systems, Inc.                                12.87       02/09/11          2,030,000
        5,000   MC Communications, LLC                                   6.54       12/31/10          5,056,250
                                                                                                 --------------
                                                                                                     14,027,696
                                                                                                 --------------
                SPECIALTY INSURANCE (0.1%)
          860   Mitchell International, Inc.                             6.60       08/15/11            861,967
                                                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS (3.1%)
$       2,000   Cincinnati Bell, Inc.                             5.22 - 5.36%      08/31/12     $    2,017,080
        8,000   FairPoint Communications, Inc.                           5.81       02/08/12          8,102,480
        3,000   Hawaiian Telcom Communications, Inc.                     6.28       10/31/12          3,037,980
        5,000   Iowa Telecom Services, Inc.                       5.29 - 5.77       11/23/11          5,073,450
        6,498   KMC Telecom, Inc. (g)                                    9.53       06/30/10          1,397,134
        3,000   Madison River Capital LLC                                6.22       07/29/12          3,050,640
        3,200   Qwest Corp.                                              8.53       06/30/07          3,307,328
        2,417   Valor Telecommunications Enterprises, LLC         5.59 - 5.81       02/14/12          2,451,201
        4,947   WILTEL Communications, LLC                               7.44       06/30/10          5,011,287
                                                                                                 --------------
                                                                                                     33,448,580
                                                                                                 --------------
                TELECOMMUNICATIONS EQUIPMENT (0.0%)
        1,033   Channel Master, Inc. (c) (g)                             9.00       12/31/04             87,767
           64   Channel Master, Inc. (Revolver) (c) (g)                  9.00       12/31/04              5,449
                                                                                                 --------------
                                                                                                         93,216
                                                                                                 --------------
                TEXTILES (0.5%)
        5,585   Polymer Group, Inc.                                      7.25       04/27/10          5,673,411
          938   The William Carter Co.                            5.65 - 5.81       06/30/12            952,734
                                                                                                 --------------
                                                                                                      6,626,145
                                                                                                 --------------
                TRANSPORTATION (1.8%)
          499   Helm Holding Corp.                                6.25 - 8.25       07/08/11            507,787
        1,975   Horizon Lines, LLC                                       6.52       07/07/11          2,004,625
        2,118   Pacer International, Inc.                         5.38 - 7.50       06/10/10          2,146,765
        5,401   Quality Distribution, Inc.                        6.79 - 6.84       11/13/09          5,427,605
        9,765   Sirva Worldwide, Inc.                             6.52 - 6.71       12/01/10          9,374,118
                                                                                                 --------------
                                                                                                     19,460,900
                                                                                                 --------------
                UTILITIES (3.1%)
       10,101   Allegheny Energy Supply Co., LLC                  5.54 - 5.81       03/08/11         10,256,661
        1,000   La Paloma Generating Co., LLC                            7.52       08/16/13          1,019,790
        4,861   Pike Electric, Inc.                                      6.00       07/01/12          4,921,743
        3,113   Pike Electric, Inc.                                      6.06       12/10/12          3,151,808
        8,955   Reliant Energy, Inc.                              6.09 - 6.21       04/30/10          9,013,386
        4,966   Texas Genco, LLC                                  5.77 - 6.02       12/14/11          5,007,274
                                                                                                 --------------
                                                                                                     33,370,662
                                                                                                 --------------
                WASTE MANAGEMENT (1.0%)
        6,659   Envirocare of Utah, LLC                           6.11 - 8.86       04/13/10          6,823,932
        3,980   WCA Waste Systems, Inc.                                  7.03       04/28/11          3,984,975
                                                                                                 --------------
                                                                                                     10,808,907
                                                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATIONS (2.2%)
$       8,845   Centennial Cellular Operating Co.                 5.77 - 6.45%      02/09/11     $    8,947,079
       14,000   Nextel Partners Operating Corp.                          5.37       05/31/12         14,099,120
                                                                                                 --------------
                                                                                                     23,046,199
                                                                                                 --------------
                TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST $996,287,279)                     1,000,329,386
                                                                                                 --------------

  NUMBER OF
   SHARES
-------------
                COMMON STOCKS (2.2%)
                AUTOMOTIVE AFTERMARKET (0.0%)
      100,632   Safelite Glass Corp. (Acquired 09/29/00, Cost $58,636) (b) (e) (h)                            0
        6,793   Safelite Realty Corp. (Acquired 09/29/00, Cost $3,958) (b) (e) (h)                            0
                                                                                                 --------------
                                                                                                              0
                                                                                                 --------------
                CASINO/GAMING (0.0%)
                Aladdin Gaming Holdings, LLC (.72% Ownership Interest,
                Acquired 09/01/04, Cost $4,330) (b) (e) (h)                                               4,330
                                                                                                 --------------
                CONSUMER SUNDRIES (0.1%)
       52,654   World Kitchen, Inc. (Acquired 01/31/03, Cost $138,363) (b) (e) (h)                      787,177
                                                                                                 --------------
                CONTAINERS/PACKAGING (0.0%)
           70   Nexpak Holdings, LLC (Acquired 01/01/05, Cost $6,411,773) (b) (e) (h)                         0
                                                                                                 --------------
                ENGINEERING & CONSTRUCTION (1.1%)
      218,900   Washington Group International, Inc. (e)                                             11,796,521
                                                                                                 --------------
                ENVIRONMENTAL SERVICES (0.1%)
       19,446   Environmental Systems Products Holdings, Inc. (b) (e)                                   546,238
                                                                                                 --------------
                FOREST PRODUCTS (0.0%)
       45,289   Tembec, Inc. (Canada) (e)                                                               101,318
                                                                                                 --------------
                MEDICAL SPECIALTIES (0.9%)
      272,838   Dade Behring Holdings, Inc.                                                          10,002,241
                                                                                                 --------------
                TELECOMMUNICATIONS (0.0%)
   11,689,637   KMC Telecom, Inc. (Acquired 07/25/03, Cost $0) (b) (e) (h)                                    0
                                                                                                 --------------
                TEXTILES (0.0%)
       61,460   London Fog (b) (e)                                                                            0
                                                                                                 --------------
                TOTAL COMMON STOCKS (COST $14,386,690)                                               23,237,825
                                                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
                SENIOR NOTES (1.0%)
                CONSTRUCTION MATERIALS (0.1%)
$       1,500   Compression Polymers Holdings - 144A*                   10.46%      07/01/12     $    1,410,000
                                                                                                 --------------
                SERVICES TO THE HEALTH INDUSTRY (0.5%)
        5,000   Insight Health Services Acquisition Corp. - 144A*        9.17       11/01/11          4,900,000
                                                                                                 --------------
                TELECOMMUNICATIONS (0.2%)
        5,225   KMC Telecom, Inc. (Acquired between 07/25/03 and
                 09/30/05, Cost $3,480,362) (c) (d) (g) (h)              9.91       06/30/11          1,123,365
        2,284   KMC Telecom, Inc. (Acquired between 07/25/03 and
                 09/30/05, Cost $1,525,562) (c) (d) (g) (h)             10.16       06/30/11            491,077
        1,000   Qwest Corp. - 144A*                                      7.12       06/15/13          1,045,000
                                                                                                 --------------
                                                                                                      2,659,442
                                                                                                 --------------
                WIRELESS TELECOMMUNICATIONS (0.2%)
        2,000   Rogers Wireless Inc. - 144A* (Canada)                    7.00       12/15/10          2,095,000
                                                                                                 --------------
                TOTAL SENIOR NOTES (COST $14,473,423)                                                11,064,442
                                                                                                 --------------

  NUMBER OF                                                                        EXPIRATION
  WARRANTS                                                                            DATE
-------------                                                                      ----------
                WARRANTS (b) (e) (0.0%)
                CASINO/GAMING (0.0%)
       20,570   Opbiz (Planet Hollywood) (Acquired between 09/01/04 and
                 4/19/05, Cost $0) (h)                                              09/01/10                  0
                                                                                                 --------------
                INTERNET SOFTWARE/SERVICES (0.0%)
       98,655   Mobile Pro Corp. (Acquired 11/12/04, Cost $0) (h)                   11/15/09                  0
                                                                                                 --------------
                TOTAL WARRANTS (COST $0)                                                                      0
                                                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                         COUPON          MATURITY
  THOUSANDS                                                          RATE             DATE           VALUE
---------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT (2.0%)
                REPURCHASE AGREEMENT
$      21,873   The Bank of New York
                 (dated 09/30/05; proceeds $21,879,827) (j)
                 (COST $21,872,992)                                      3.75%      10/03/05    $    21,872,992
                                                                                                ---------------
                TOTAL INVESTMENTS
                 (COST $1,047,020,384) (i) (k)                                          98.9%     1,056,504,645
                OTHER ASSETS IN EXCESS OF LIABILITIES                                    1.1         11,598,072
                                                                                    --------    ---------------
                NET ASSETS                                                             100.0%   $ 1,068,102,717
                                                                                    ========    ===============

----------
     *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
     (a)  INTEREST RATES SHOWN ARE THOSE IN EFFECT AT SEPTEMBER 30, 2005.
     (b) SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $5,770,378 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.
     (c)  NON-INCOME PRODUCING SECURITY; LOAN OR NOTE IN DEFAULT.
     (d)  PAYMENT-IN-KIND SECURITY.
     (e)  NON-INCOME PRODUCING SECURITIES.
     (f)  ISSUER IS RESTRUCTURING LOAN.
     (g)  ISSUER IS LIQUIDATING LOAN.
     (h)  RESALE IS RESTRICTED. NO TRANSACTION ACTIVITY DURING THE YEAR.
     (i) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $43,726,327 IN CONNECTION WITH UNFUNDED LOAN COMMITMENTS.
     (j) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 7/1/35 VALUED AT $22,310,452.
     (k) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $1,045,739,171. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $27,910,196 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $17,144,722, RESULTING IN NET UNREALIZED APPRECIATION OF $10,765,474.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005

ASSETS:
Investments in securities, at value (cost $1,047,020,384)                          $   1,056,504,645
Cash                                                                                       1,258,682
Receivable for:
    Investments sold                                                                       7,446,792
    Interest                                                                               5,086,170
    Shares of beneficial interest sold                                                     1,658,334
Prepaid expenses and other assets                                                            589,916
                                                                                   -----------------
    TOTAL ASSETS                                                                       1,072,544,539
                                                                                   -----------------
LIABILITIES:
Payable for:
    Investments purchased                                                                  2,022,500
    Investment advisory fee                                                                  781,110
    Unrealized loss on unfunded commitments (Note 6)                                         606,165
    Dividends to shareholders                                                                341,737
    Administration fee                                                                       223,695
    Transfer agent fee                                                                         4,342
Accrued expenses and other payables                                                          462,273
                                                                                   -----------------
    TOTAL LIABILITIES                                                                      4,441,822
                                                                                   -----------------
    NET ASSETS                                                                     $   1,068,102,717
                                                                                   =================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                                    $   1,429,931,614
Net unrealized appreciation                                                                8,878,096
Accumulated undistributed net investment income                                            1,470,330
Accumulated net realized loss                                                           (372,177,323)
                                                                                   -----------------
    NET ASSETS                                                                     $   1,068,102,717
                                                                                   =================
    NET ASSET VALUE PER SHARE,
        117,148,854 shares outstanding
        (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)                            $            9.12
                                                                                   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005

NET INVESTMENT INCOME:
INCOME
Interest (net of $5,606 foreign withholding tax)                                   $      62,721,311
Dividends                                                                                     38,683
Amendment and other loan fees                                                                869,164
                                                                                   -----------------
    TOTAL INCOME                                                                          63,629,158
                                                                                   -----------------
EXPENSES
Investment advisory fee                                                                    9,653,367
Administration fee                                                                         2,765,696
Professional fees                                                                            686,089
Transfer agent fees and expenses                                                             560,080
Shareholder reports and notices                                                              322,669
Registration fees                                                                            222,609
Custodian fees                                                                                51,552
Trustees' fees and expenses                                                                   21,251
Other                                                                                        115,005
                                                                                   -----------------
    TOTAL EXPENSES                                                                        14,398,318
Less: expense offset                                                                         (27,985)
                                                                                   -----------------
    NET EXPENSES                                                                          14,370,333
                                                                                   -----------------
    NET INVESTMENT INCOME                                                                 49,258,825
                                                                                   -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain                                                                         23,107,334
                                                                                   -----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                                               (9,469,868)
Unfunded commitments                                                                        (606,165)
                                                                                   -----------------
    NET DEPRECIATION                                                                     (10,076,033)
                                                                                   -----------------
    NET GAIN                                                                              13,031,301
                                                                                   -----------------
NET INCREASE                                                                       $      62,290,126
                                                                                   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR          FOR THE YEAR
                                                                                ENDED                 ENDED
                                                                         SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                                                         ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                    $       49,258,825    $       44,143,318
Net realized gain (loss)                                                         23,107,334            (1,304,193)
Net change in unrealized appreciation                                           (10,076,033)           65,142,684
                                                                         ------------------    ------------------

    NET INCREASE                                                                 62,290,126           107,981,809
                                                                         ------------------    ------------------

Dividends to shareholders from net investment income                            (49,711,757)          (50,367,369)

Net decrease from transactions in shares of beneficial interest                 (60,734,055)         (107,168,737)
                                                                         ------------------    ------------------

    NET DECREASE                                                                (48,155,686)          (49,554,297)
NET ASSETS:
Beginning of period                                                           1,116,258,403         1,165,812,700
                                                                         ------------------    ------------------

END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF $1,470,330
AND $2,542,599, RESPECTIVELY)                                            $    1,068,102,717    $    1,116,258,403
                                                                         ==================    ==================

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2005

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets from operations                                         $      62,290,126
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
  Purchases of investments                                                              (798,379,554)
  Principal repayments/sales of investments                                              839,724,232
  Net sales/maturities of short-term investments                                          22,215,617
  Increase in interest receivables and prepaid expenses and other assets                    (933,133)
  Decrease in accrued expenses and other payables                                           (296,860)
  Net loan fees received                                                                     607,668
  Amortization of loan fees                                                                 (164,775)
  Payment-in-kind income                                                                    (826,563)
  Accretion of discounts                                                                  (1,201,321)
  Net realized gain on investments                                                       (23,107,334)
  Net change in unrealized appreciation on investments                                     9,469,868
  Unrealized depreciation on unfunded commitments                                            606,165
  Transfer of cash from segregated account                                                   750,000
                                                                                   -----------------

  NET CASH PROVIDED BY OPERATING ACTIVITIES                                              110,754,136
                                                                                   -----------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Shares of beneficial interest sold                                                       146,308,031
Shares tendered                                                                         (229,510,636)
Dividends from net investment income (net of reinvested dividends of $21,690,348)        (27,894,186)
                                                                                   -----------------

  NET CASH USED FOR FINANCING ACTIVITIES                                                (111,096,791)
                                                                                   -----------------

NET DECREASE IN CASH                                                                        (342,655)
                                                                                   -----------------

CASH BALANCE AT BEGINNING OF YEAR                                                          1,601,337
                                                                                   -----------------

CASH BALANCE AT END OF YEAR                                                        $       1,258,682
                                                                                   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2005

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) all other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Trustees; (4) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(5) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (6) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (7) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. SENIOR LOANS -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. FEDERAL INCOME TAX POLICY -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), the Trust pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of the daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2005, aggregated $799,513,741 and $836,700,085, respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Advisor and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Advisor and the Distributor, the Investment Advisor compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Advisor will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2005, the Investment Advisor has informed the Trust that it received $397,822 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Advisor, Administrator and Distributor, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,176. At September 30, 2005, the Trust had an accrued pension liability of $61,016 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                               SHARES             AMOUNT
                                                                           -------------    -----------------
Balance, September 30, 2003                                                  135,743,766    $   1,597,834,406
Shares sold                                                                   11,663,401          103,833,071
Shares issued to shareholders for reinvestment of dividends                    2,404,669           21,385,565
Shares tendered (four quarterly tender offers)                               (26,011,258)        (232,387,373)
                                                                           -------------    -----------------
Balance, September 30, 2004                                                  123,800,578        1,490,665,669
Shares sold                                                                   16,159,520          147,086,233
Shares issued to shareholders for reinvestment of dividends                    2,383,439           21,690,348
Shares tendered (four quarterly tender offers)                               (25,194,683)        (229,510,636)
                                                                           -------------    -----------------
Balance, September 30, 2005                                                  117,148,854    $   1,429,931,614
                                                                           =============    =================

On October 27, 2005, the Trustees approved a tender offer to purchase up to 10 million shares of beneficial interest to commence on November 16, 2005.

5. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

6. UNFUNDED LOAN COMMITMENTS

As of September 30, 2005, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                                                   UNFUNDED     UNREALIZED
BORROWER                                                                          COMMITMENT    GAIN (LOSS)
--------                                                                         ------------   -----------
Centennial Cellular Operating, Inc.                                              $  2,250,000   $   (61,875)
Dobson Cellular Systems, Inc.                                                       2,500,000       (53,125)
Domino's, Inc.                                                                      5,000,000       (50,000)
DynCorp International, LLC                                                          5,000,000      (125,000)
Federal Mogul Corp.                                                                   258,246       (16,689)
General Nutrition Centers, Inc.                                                     3,000,000       (58,125)
Hanley Wood, LLC                                                                      211,921         1,192
Key Energy Group, Inc.                                                              2,000,000        33,750
Metro-Goldwyn Mayer Studios, Inc.                                                     700,000       (21,875)
MGM Mirage                                                                          3,307,143       (35,826)
Nextel Partners Operating Corp.                                                     3,750,000       (75,000)
Primedia, Inc.                                                                      3,411,743       (46,911)
Select Medical Corp.                                                                2,133,333       (10,667)
Texas Genco, LLC                                                                    5,500,000       (64,625)
TravelCenters of America, Inc.                                                      2,500,000       (39,063)
Yorkers Racing Corp.                                                                1,346,562        17,674
                                                                                 ------------   -----------
                                                                                 $ 42,868,948   $  (606,165)
                                                                                 ============   ===========

The total value of the security segregated for unfunded loan commitments was $43,726,327.

7. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                    FOR THE YEAR        FOR THE YEAR
                                        ENDED              ENDED
                                 SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
                                 ------------------  ------------------
Ordinary income                     $ 49,584,534        $ 50,973,956
                                    ============        ============

As of September 30, 2005, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income       $       667,685
Undistributed long-term gains                    --
                                    ---------------
Net accumulated earnings                    667,685
Capital loss carryforward*             (371,484,034)
Temporary differences                    (1,171,857)
Net unrealized appreciation              10,159,309
                                    ---------------
Total accumulated losses            $  (361,828,897)
                                    ===============

*During the year ended September 30, 2005, the Trust utilized $19,441,220 of its net capital loss carryforward. As of September 30, 2005, the Trust had a net capital loss carryforward of $371,484,034 of which $53,564,483 will expire on September 30, 2010, $206,184,990 will expire on September 30, 2011 and $111,734,561 will expire on September 30, 2012 to offset future capital gains to the extent provided by regulations.

As of September 30, 2005, the Trust had temporary book/tax differences primarily attributable to tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and permanent book/tax differences attributable to tax adjustments on revolver loans sold by the Trust. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $619,337.

8. LEGAL MATTERS

On November 14, 2001, an alleged class action lawsuit was filed on behalf of certain investors in Morgan Stanley Prime Income Trust alleging that, during the period from November 1, 1998 through April 26, 2001, the Trust, its investment advisor and a related entity, its administrator, certain of its officers, and certain of its Trustees violated certain provisions of the Securities Act of 1933 and common law by allegedly misstating the Trust's net asset value in its prospectus, registration statement and financial reports. On November 8, 2002, the court denied defendants' motion to dismiss the complaint. On October 15, 2004 the parties entered into a Stipulation of Settlement to resolve the matter. Pursuant to the Stipulation of Settlement, on November 15, 2004, the lead Plaintiff filed a notice (i) seeking preliminary approval of the Settlement,
(ii) directing dissemination of a notice to the Class and (iii) requesting a fairness hearing. On December 9, 2004, following a court conference, the

Court issued an Order Preliminarily Approving the Proposed Settlement, Directing the Issuance of Notice to the Class, and Setting a Fairness Hearing for May 26, 2005. The Fairness Hearing was conducted on May 26, 2005. No objections to the settlement were raised at the Hearing, and the Court did not request a response from the parties to any objection submitted prior to the Hearing. Final approval of the settlement is pending before the Court. The insurers have agreed to reimburse the litigations fees/costs associated with the settlement, and executed their respective settlement agreements to that effect on October 28, 2005 and November 3, 2005, respectively.

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Trust, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Trust, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (1) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the fund advised by the Investment Adviser or its affiliates, including the Trust, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Trust and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Trust's financial statements for the effect, if any, of this matter.

MORGAN STANLEY PRIME INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                              FOR THE YEAR ENDED SEPTEMBER 30,
                           -----------------------------------------------------------------------------------------------------
                            2005       2004     2003        2002       2001       2000      1999      1998      1997      1996
                           -------   -------   -------     -------    -------    -------   -------   -------   -------   -------
SELECTED PER SHARE DATA:
Net asset value,
 beginning of period       $  9.02   $  8.59   $  8.01     $  8.62    $  9.72    $  9.87   $  9.91   $  9.95   $  9.94   $  9.99
                           -------   -------   -------     -------    -------    -------   -------   -------   -------   -------
Income (loss) from
 investment operations:
 Net investment income        0.41      0.34      0.38        0.45       0.69       0.82      0.70      0.71      0.75      0.74
 Net realized and
  unrealized gain (loss)      0.10      0.47      0.58       (0.64)     (1.11)     (0.16)    (0.05)    (0.03)       --     (0.04)
                           -------   -------   -------     -------    -------    -------   -------   -------   -------   -------
Total income (loss) from
 investment operations        0.51      0.81      0.96       (0.19)     (0.42)      0.66      0.65      0.68      0.75      0.70
                           -------   -------   -------     -------    -------    -------   -------   -------   -------   -------
Less dividends from net
 investment income           (0.41)    (0.38)    (0.38)      (0.42)     (0.68)     (0.81)    (0.69)    (0.72)    (0.74)    (0.75)
                           -------   -------   -------     -------    -------    -------   -------   -------   -------   -------
Net asset value,
 end of period             $  9.12   $  9.02   $  8.59     $  8.01    $  8.62    $  9.72   $  9.87   $  9.91   $  9.95   $  9.94
                           =======   =======   =======     =======    =======    =======   =======   =======   =======   =======
TOTAL RETURN+                 5.74%     9.65%    12.31%      (2.30)%    (4.54)%     6.87%     6.72%     7.14%     7.78%     7.25%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                      1.30%     1.32%     1.36%(1)    1.29%      1.20%      1.21%     1.22%     1.29%     1.40%     1.46%
Net investment income         4.45%     3.75%     4.45%       5.15%      7.53%      8.26%     7.02%     7.17%     7.53%     7.50%

SUPPLEMENTAL DATA:
Net assets, end of
 period, in millions       $ 1,068   $ 1,116   $ 1,166     $ 1,378    $ 2,195    $ 2,884   $ 2,514   $ 1,997   $ 1,345   $   939
Portfolio turnover rate         76%       94%       49%         27%        29%        45%       44%       68%       86%       72%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.
(1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY PRIME INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2005, and the related statements of operations and cash flows for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
NOVEMBER 21, 2005

MORGAN STANLEY PRIME INCOME TRUST
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                              TERM OF                                       IN FUND
                               POSITION(S)   OFFICE AND                                     COMPLEX
   NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY       OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*          PAST 5 YEARS**          TRUSTEE***          HELD BY TRUSTEE
-----------------------------  -----------  ------------  ------------------------------  -----------  ----------------------------
Michael Bozic (64)             Trustee      Since         Private Investor; Director or   197          Director of various business
c/o Kramer Levin Naftalis &                 April 1994    Trustee of the Retail Funds                  organizations.
Frankel LLP                                               (since April 1994) and the
Counsel to the Independent                                Institutional Funds (since
Trustees                                                  July 2003); formerly Vice
1177 Avenue of the Americas                               Chairman of Kmart Corporation
New York, NY 10036                                        (December 1998-October 2000),
                                                          Chairman and Chief Executive
                                                          Officer of Levitz Furniture
                                                          Corporation (November 1995-
                                                          November 1998) and President
                                                          and Chief Executive Officer of
                                                          Hills Department Stores (May
                                                          1991-July 1995); formerly
                                                          variously Chairman, Chief
                                                          Executive Officer, President
                                                          and Chief Operating Officer
                                                          (1987-1991) of the Sears
                                                          Merchandise Group of Sears,
                                                          Roebuck & Co.

Edwin J. Garn (73)             Trustee      Since         Consultant; Director or         197          Director of Franklin Covey
1031 N. Chartwell Court                     January 1993  Trustee of the Retail Funds                  (time management systems),
Salt Lake City, UT 84103                                  (since January 1993) and the                 BMW Bank of North America,
                                                          Institutional Funds (since                   Inc. (industrial loan
                                                          July 2003); member of the Utah               corporation), Escrow Bank
                                                          Regional Advisory Board of                   USA (industrial loan
                                                          Pacific Corp. (utility                       corporation), United Space
                                                          company); formerly Managing                  Alliance (joint venture
                                                          Director of Summit Ventures                  between Lockheed Martin and
                                                          LLC (2000-2004) (lobbying and                the Boeing Company) and
                                                          consulting firm) (2000-2004);                Nuskin Asia Pacific
                                                          United States Senator (R-Utah)               (multilevel marketing);
                                                          (1974-1992) and Chairman,                    member of the board of
                                                          Senate Banking Committee                     various civic and charitable
                                                          (1980-1986), Mayor of Salt                   organizations.
                                                          Lake City, Utah (1971-1974),
                                                          Astronaut, Space Shuttle
                                                          Discovery (April 12-19, 1985),
                                                          and Vice Chairman, Huntsman
                                                          Corporation (chemical
                                                          company).

Wayne E. Hedien (71)           Trustee      Since         Retired; Director or Trustee    197          Director of The PMI Group
c/o Kramer Levin Naftalis &                 September     of the Retail Funds (since                   Inc. (private mortgage
Frankel LLP                                 1997          September 1997) and the                      insurance); Trustee and Vice
Counsel to the Independent                                Institutional Funds (since                   Chairman of The Field Museum
Trustees                                                  July 2003); formerly                         of Natural History; director
1177 Avenue of the Americas                               associated with the Allstate                 of various other business
New York, NY 10036                                        Companies (1966-1994), most                  and charitable
                                                          recently as Chairman of The                  organizations.
                                                          Allstate Corporation (March
                                                          1993-December 1994) and
                                                          Chairman and Chief Executive
                                                          Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance
                                                          Company (July 1989-December
                                                          1994).

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                              TERM OF                                       IN FUND
                               POSITION(S)   OFFICE AND                                     COMPLEX
   NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY       OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*          PAST 5 YEARS**          TRUSTEE***          HELD BY TRUSTEE
-----------------------------  -----------  ------------  ------------------------------  -----------  ----------------------------
Dr. Manuel H. Johnson (56)     Trustee      Since         Senior Partner, Johnson Smick   197          Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.               July 1991     International, Inc., a                       construction); Director of
888 16th Street, NW                                       consulting firm; Chairman of                 KFX Energy; Director of RBS
Suite 740                                                 the Audit Committee and                      Greenwich Capital Holdings
Washington, D.C. 20006                                    Director or Trustee of the                   (financial holding company).
                                                          Retail Funds (since July 1991)
                                                          and the Institutional Funds
                                                          (since July 2003); Co-Chairman
                                                          and a founder of the Group of
                                                          Seven Council (G7C), an
                                                          international economic
                                                          commission; formerly Vice
                                                          Chairman of the Board of
                                                          Governors of the Federal
                                                          Reserve System and Assistant
                                                          Secretary of the U.S.
                                                          Treasury.

Joseph J. Kearns (63)          Trustee      Since         President, Kearns & Associates  198          Director of Electro Rent
c/o Kearns & Associates LLC                 July 2003     LLC (investment consulting);                 Corporation (equipment
PMB754                                                    Deputy Chairman of the Audit                 leasing), The Ford Family
23852 Pacific Coast Highway                               Committee and Director or                    Foundation, and the UCLA
Malibu, CA 90265                                          Trustee of the Retail Funds                  Foundation.
                                                          (since July 2003) and the
                                                          Institutional Funds (since
                                                          August 1994); previously
                                                          Chairman of the Audit
                                                          Committee of the Institutional
                                                          Funds (October 2001-July
                                                          2003); formerly CFO of the
                                                          J. Paul Getty Trust.

Michael E. Nugent (69)         Trustee      Since         General Partner of Triumph      197          None
c/o Triumph Capital, L.P.                   July 1991     Capital, L.P., a private
445 Park Avenue                                           investment partnership;
New York, NY 10022                                        Chairman of the Insurance
                                                          Committee and Director or
                                                          Trustee of the Retail Funds
                                                          (since July 1991) and the
                                                          Institutional Funds (since
                                                          July 2001); formerly Vice
                                                          President, Bankers Trust
                                                          Company and BT Capital
                                                          Corporation (1984-1988).

Fergus Reid (73)               Trustee      Since         Chairman of Lumelite Plastics   198          Trustee and Director of
c/o Lumelite Plastics                       July 2003     Corporation; Chairman of the                 certain investment companies
Corporation                                               Governance Committee and                     in the JPMorgan Funds
85 Charles Colman Blvd.                                   Director or Trustee of the                   complex managed by
Pawling, NY 12564                                         Retail Funds (since July 2003)               J.P. Morgan Investment
                                                          and the Institutional Funds                  Management Inc.
                                                          (since June 1992).

INTERESTED TRUSTEES:

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                              TERM OF                                       IN FUND
                               POSITION(S)   OFFICE AND                                     COMPLEX
   NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY       OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT   TIME SERVED*          PAST 5 YEARS**          TRUSTEE***         HELD BY TRUSTEE
-----------------------------  -----------  ------------  ------------------------------  -----------  ----------------------------
Charles A. Fiumefreddo (72)    Chairman of  Since         Chairman and Director or        197          None.
c/o Morgan Stanley Trust       the Board    July 1991     Trustee of the Retail Funds
Harborside Financial Center,   and Trustee                (since July 1991) and the
Plaza Two,                                                Institutional Funds (since
Jersey City, NJ 07311                                     July 2003); formerly Chief
                                                          Executive Officer of the
                                                          Retail Funds (until September
                                                          2002).

James F. Higgins (57)          Trustee      Since         Director or Trustee of the      197          Director of AXA Financial,
c/o Morgan Stanley Trust                    June 2000     Retail Funds (since June 2000)               Inc. and The Equitable Life
Harborside Financial Center,                              and the Institutional Funds                  Assurance Society of the
Plaza Two,                                                (since July 2003); Senior                    United States (financial
Jersey City, NJ 07311                                     Advisor of Morgan Stanley                    services).
                                                          (since August 2000); Director
                                                          of the Distributor and Dean
                                                          Witter Realty Inc.; previously
                                                          President and Chief Operating
                                                          Officer of the Private Client
                                                          Group of Morgan Stanley (May
                                                          1999- August 2000), and
                                                          President and Chief Operating
                                                          Officer of Individual
                                                          Securities of Morgan Stanley
                                                          (February 1997-May 1999).

----------
  * THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER") (THE "RETAIL FUNDS").
 ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.
*** THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC.).

OFFICERS:

                                                        TERM OF
                                      POSITION(S)      OFFICE AND
     NAME, AGE AND ADDRESS OF         HELD WITH         LENGTH OF
        EXECUTIVE OFFICER             REGISTRANT       TIME SERVED*          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------------  ---------------  ---------------  ----------------------------------------------------------
Ronald E. Robison (66)              President and    Since May 2003   President (since September 2005) and Principal Executive
1221 Avenue of the Americas         Principal                         Officer of funds in the Fund Complex (since May 2003);
New York, NY 10020                  Executive                         Managing Director of Morgan Stanley & Co. Incorporated and
                                    Officer                           Morgan Stanley; Managing Director and Director of Morgan
                                                                      Stanley Investment Management Inc., Morgan Stanley
                                                                      Distribution Inc. and Morgan Stanley Distributors Inc.;
                                                                      Managing Director, Chief Administrative Officer and
                                                                      Director of Morgan Stanley Investment Advisors Inc. and
                                                                      Morgan Stanley Services Company Inc.; Chief Executive
                                                                      Officer and Director of Morgan Stanley Trust; Director of
                                                                      Morgan Stanley SICAV (since May 2004); President (since
                                                                      September 2005) and Principal Executive Officer (since May
                                                                      2003) of the Van Kampen Funds; previously, Executive Vice
                                                                      President (July 2003-September 2005) of funds in the Fund
                                                                      Complex and the Van Kampen Funds. He was also previously
                                                                      President and Director of the Institutional Funds (March
                                                                      2001-July 2003), Chief Global Operations Officer of Morgan
                                                                      Stanley Investment Management Inc. and Chief Executive
                                                                      Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62)            Vice President   Since July 1995  Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                           Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                    Management Inc.; Chief Investment Officer of the Van
                                                                      Kampen Funds; Vice President of the Institutional Funds
                                                                      (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50)                     Vice President   Since            General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                          February 1997    (since December 2000) of Morgan Stanley Investment
New York, NY 10020                                                    Management; Managing Director (since December 2000),
                                                                      Secretary (since February 1997) and Director of the
                                                                      Investment Adviser and the Administrator; Vice President
                                                                      of the Retail Funds; Assistant Secretary of Morgan Stanley
                                                                      DW; Vice President of the Institutional Funds (since July
                                                                      2003); Managing Director, Secretary and Director of the
                                                                      Distributor; previously Secretary (February 1997-July
                                                                      2003) and General Counsel (February 1997-April 2004) of
                                                                      the Retail Funds; Vice President and Assistant General
                                                                      Counsel of the Investment Adviser and the Administrator
                                                                      (February 1997-December 2001).

Amy R. Doberman (43)                Vice President   Since July 2004  Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                           Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                    Management Inc. and the Investment Adviser, Vice President
                                                                      of the Institutional and Retail Funds (since July 2004);
                                                                      Vice President of the Van Kampen Funds (since August
                                                                      2004); previously, Managing Director and General Counsel -
                                                                      Americas, UBS Global Asset Management (July 2000-July
                                                                      2004) and General Counsel, Aeltus Investment Management,
                                                                      Inc. (January 1997-July 2000).

Carsten Otto (41)                   Chief            Since October    Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas         Compliance       2004             Morgan Stanley Investment Management (since October 2004);
New York, NY 10020                  Officer                           Executive Director of the Investment Adviser and Morgan
                                                                      Stanley Investment Management Inc.; formerly Assistant
                                                                      Secretary and Assistant General Counsel of the Morgan
                                                                      Stanley Retail Funds.

                                                        TERM OF
                                      POSITION(S)      OFFICE AND
     NAME, AGE AND ADDRESS OF         HELD WITH         LENGTH OF
        EXECUTIVE OFFICER             REGISTRANT       TIME SERVED*          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------------  ---------------  ---------------  ----------------------------------------------------------
Stefanie V. Chang (38)              Vice President   Since July 2003  Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                           Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                    Investment Adviser; Vice President of the Institutional
                                                                      Funds (since December 1997) and the Retail Funds (since
                                                                      July 2003); formerly practiced law with the New York law
                                                                      firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)               Treasurer and    Treasurer since  Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust            Chief Financial  July 2003 and    Administration (since December 2001); previously, Vice
Harborside Financial Center,        Officer          Chief Financial  President of the Retail Funds (September 2002-July 2003);
Plaza Two,                                           Officer since    Vice President of the Investment Adviser and the
Jersey City, NJ 07311                                September 2002   Administrator (August 2000-November 2001).

Thomas F. Caloia (59)               Vice President   Since July 2003  Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                              Treasurer of the Investment Adviser, the Distributor and
Harborside Financial Center,                                          the Administrator; previously Treasurer of the Retail
Plaza Two,                                                            Funds (April 1989-July 2003); formerly First Vice
Jersey City, NJ 07311                                                 President of the Investment Adviser, the Distributor and
                                                                      the Administrator.

Mary E. Mullin (38)                 Secretary        Since July 2003  Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                           Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                    Investment Adviser; Secretary of the Institutional Funds
                                                                      (since June 1999) and the Retail Funds (since July 2003);
                                                                      formerly practiced law with the New York law firms of
                                                                      McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                      Meagher & Flom LLP.

----------
 * THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Ronald E. Robison
PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

38567RPT-RA05-00945P-Y09/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                              PRIME INCOME TRUST

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2005


[MORGAN STANLEY LOGO]

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)      The Trust's Code of Ethics is attached hereto as Exhibit A.

         (2)      Not applicable.

         (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

         2005

                                              REGISTRANT       COVERED ENTITIES(1)
           AUDIT FEES                         $   71,387                   N/A

           NON-AUDIT FEES
                  AUDIT-RELATED FEES          $      540 (2)       $        (2)
                  TAX FEES                    $    5,746 (3)       $        (4)
                  ALL OTHER FEES              $        -           $         -
           TOTAL NON-AUDIT FEES               $    6,286           $

           TOTAL                              $   77,673           $

         2004

                                              REGISTRANT        COVERED ENTITIES(1)
           AUDIT FEES                         $   67,991                   N/A

           NON-AUDIT FEES
                  AUDIT-RELATED FEES          $      452 (2)       $ 5,067,400 (2)
                  TAX FEES                    $    5,139 (3)       $   545,053 (4)
                  ALL OTHER FEES              $        -           $         - (5)
           TOTAL NON-AUDIT FEES               $    5,591           $ 5,612,453

           TOTAL                              $   73,582           $ 5,612,453

         N/A- Not applicable, as not required by Item 4.

         (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
         (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
         (3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
         (4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
         (5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

 1.  STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

 2.  DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 3.  AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 4.  AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 5.  TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 6.  ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 7.  PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

 8.  PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

 9.  ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

 10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     MORGAN STANLEY RETAIL FUNDS
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Van Kampen Asset Management
     Morgan Stanley Services Company, Inc.
     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     MORGAN STANLEY INSTITUTIONAL FUNDS
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)      Not applicable.

(g)      See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its Investment Advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.       POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

VOTING PROXIES FOR CERTAIN NON-U.S. COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.     GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         i.       GENERAL.

         1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:


                  - Approval of financial statements, director and auditor reports.

                  -    General updating/corrective amendments to the charter.

                  - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

         2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

         3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

         4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

         5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

         6. Proposals to require the company to expense stock options will be supported.

         7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

         8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

         9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

         ii. ELECTION OF DIRECTORS. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted IN SUPPORT of nominees of management.

         1.       The following proposals generally will be supported:

                  - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

                  - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

         2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

                  (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                  (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

                  (c) A direct conflict exists between the interests of the nominee and the public shareholders;

                  (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

                  (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

                  (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

         iii.     AUDITORS

         1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

         2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

         3.       Proposals to indemnify auditors will not be supported.

         iv.      ANTI-TAKEOVER MATTERS

         1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

         2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

         3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.       The following proposals generally will be supported:

                  - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

                  - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  -    Proposals for share repurchase plans.

                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  -    Proposals to effect stock splits.

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

         2. The following proposals generally will not be supported (notwithstanding management support).

                  - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  -    Proposals to create "blank check" preferred stock.

                  - Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.       The following proposals generally will be supported:

                  - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                  - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

                  - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

                  - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

         2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

         3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

         4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

         2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.       ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

         i.       CORPORATE TRANSACTIONS

                  - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

         ii.      COMPENSATION

                  - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

                  - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

                  - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

         iii.     OTHER

                  -    Proposals for higher dividend payouts.

                  - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

                  - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

                  - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

                  - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.      ADMINISTRATION OF POLICY

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.       IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

                  1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

                  2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

         C.       PROXY VOTING REPORTS

                  (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

                  (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                           (d) MAXIMUM
                                                         (c) TOTAL         NUMBER (OR
                                                         NUMBER OF         APPROXIMATE
                                                         SHARES (OR        DOLLAR VALUE)
                                                         UNITS)            OF SHARES (OR
                        (a) TOTAL                        PURCHASED AS      UNITS) THAT MAY
                        NUMBER OF                        PART OF PUBLICLY  YET BE
                        SHARES (OR    (b) AVERAGE        ANNOUNCED         PURCHASED
                        UNITS)        PRICE PAID PER     PLANS OR          UNDER THE PLANS
PERIOD                  PURCHASED     SHARE (OR UNIT)    PROGRAMS          OR PROGRAMS
------------------------------------------------------------------------------------------
mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

mo-da-year ---
mo-da-year                                                    N/A               N/A

Total                                                         N/A               N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 21, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 21, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 21, 2005